UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

31 January

2019

Nuveen Asset Allocation Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Multi-Asset Income Fund	NMKAX	NMKCX	NMKRX	NMKIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. However, economic growth in Europe, China and Japan slowed, with trade tensions, unpredictable politics and tightening financial conditions weighing on consumer and business spending. Corporate earnings provided more positive than negative surprises, although expectations were lower by the fourth quarter of 2018 and markets were more concerned about weaker profits in the future, leading to elevated market volatility.

Although downside risks appear to be rising, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

March 25, 2019

Portfolio Manager’s Comments

Nuveen Multi-Asset Income Fund

The Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Anurag Dugar and Nathan S. Shetty serve as portfolio managers for the Fund.

Effective September 5, 2018, Nathan S. Shetty was added as a portfolio manager.

Here they discuss key investment strategies and the six-month performance of the Fund.

How did the Fund perform during the six-month reporting period ended January 31, 2019?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year and since inception periods ended January 31, 2019. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate blended benchmark, primary Index and Lipper classification average. A more detailed account of the Fund’s performance is provided later in the report.

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended January 31, 2019?

The Fund’s Class A Shares at NAV underperformed the Bloomberg Barclays U.S. Universal Index and the Nuveen Multi-Asset Income Fund Blended Benchmark, which represents a blended return composed of 60% Bloomberg Barclays U.S. Universal Index and 40% MSCI All-Country World Index, but outperformed the Lipper classification average for the six-month reporting period ended January 31, 2019.

The Fund’s principal investment objective is current income, with a secondary objective of capital appreciation. The Fund pursues these investment objectives by targeting a strategic mix of debt, equity and other investments designed to provide current income and capital appreciation and making tactical changes to the exposures as market and economic conditions warrant. The Fund may invest in these securities either directly, or indirectly through investments in underlying funds, which may include mutual funds, exchange-traded funds (ETFs) and closed-end investment companies. In allocating its investments, the Fund has the flexibility to invest among asset classes in any proportion, except that the Fund may not invest more than 70% of its net assets in equity securities (which include underlying funds that invest at least 80% of their net assets in equity securities). The Fund may employ an option writing strategy that seeks to produce option premiums for the purpose of enhancing the Fund’s total returns over time.

In this reporting period, asset allocation detracted from the Fund’s relative performance. Allocations to equities (an approximately 40% strategic weight), particularly international developed equity, detracted from performance. Within fixed income allocations, performance was mixed across the spread (or, non-government) sectors. Emerging market debt contributed to outperformance, whereas allocations to high yield bonds and floating rate loans detracted from performance relative to the benchmark.

Manager selection and security selection detracted from benchmark-relative performance for the reporting period. Within U.S. equities, security selection in value stocks detracted from performance. Within non-U.S. equities, the underperformance from security selection within value stocks was offset by a positive contribution from security selection within emerging markets and ex-U.S.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)

developed core equities. Within fixed income, manager selection detracted from performance. The strategies with the largest impact were emerging market debt (TIAA-CREF Emerging Markets Debt Fund), short-term fixed income (Nuveen Symphony Floating Rate Income Fund) and preferred equity (Nuveen Preferred Securities and Income Fund) as they underperformed their respective benchmarks.

What were the Fund’s portfolio allocations over the six-month reporting period ended January 31, 2019?

In seeking the Fund’s primary objective of current income, the asset mix was tilted toward fixed income investments over equities and real assets. Within the Fund’s fixed income positioning, relative to the Bloomberg Barclays U.S. Universal Index, we remained overweight to spread sectors of the bond market and underweight to U.S. Treasuries. Relative to the MSCI All-Country World Index, the Fund held a modest underweight allocation to emerging market equities and a modest overweight to real assets.

At the end of the reporting period, the Nuveen Multi-Asset Income Fund’s top five holdings were:

Holding	Weighting
TIAA-CREF Emerging Markets Debt Fund	15.0%
Nuveen High Yield Municipal Bond Fund	12.5%
Nuveen Core Plus Bond Fund	10.6%
TIAA-CREF High Yield Fund	6.0%
TIAA-CREF Real Estate Security Fund	5.8%

As of the end of the reporting period, the Fund’s largest allocations were in U.S. equity, core fixed income, high yield municipals, U.S. high yield and international developed equity.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Multi-Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved and the advisor’s asset allocation and investment strategies may not perform as expected. A multi-manager approach may result in the managers making investment decisions in conflict with each other which could increase the Fund’s turnover rate and expenses and result in higher taxes. The Fund has the ability to invest in other funds (“underlying funds”). Shareholders indirectly bear their proportionate share of the expenses of the underlying funds, and the Fund is subject to the risks of the underlying funds. Debt securities may be susceptible to general movements in the bond market and are subject to credit and interest rate risks. Prices of equity securities may decline significantly over short or extended periods of time. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Interest rate risk occurs when interest rates rise causing bond prices to fall. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade high yield securities are subject to liquidity risk and heightened credit risk. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The value of call options sold (written) by the Fund will fluctuate and the Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options, and the Fund will continue to bear the risk of declines in the value of its portfolio. These and other risks of the Fund and the underlying funds, such as bond market liquidity, derivatives, loan, municipal securities, real estate investment, and sector risks, are described in detail in the Fund’s prospectus.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

THIS PAGE INTENTIONALLY LEFT BLANK

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Multi-Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2019

	Cumulative	Average Annual
	6 Month	1-Year	Since Inception
Class A Shares at NAV	(1.21)%	(2.22)%	4.47%
Class A Shares at maximum Offering Price	(6.89)%	(7.85)%	1.87%
Bloomberg Barclays U.S. Universal Index	2.63%	2.10%	1.06%
Lipper Flexible Portfolio Funds Classification Average	(3.52)%	(5.34)%	4.30%
Nuveen Multi-Asset Income Fund Blended Benchmark	(0.24)%	(1.62)%	4.44%

Class C Shares	(1.54)%	(2.93)%	3.70%
Class R6 Shares	(1.09)%	(2.00)%	4.72%
Class I Shares	(1.09)%	(1.99)%	4.72%

Average Annual Total Returns as of December 31, 2019 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6 Month	1-Year	Since Inception
Class A Shares at NAV	(3.63)%	(4.55)%	2.44%
Class A Shares at maximum Offering Price	(9.17)%	(10.03)%	(0.20)%
Class C Shares	(4.00)%	(5.23)%	1.69%
Class R6 Shares	(3.51)%	(4.32)%	2.69%
Class I Shares	(3.51)%	(4.32)%	2.69%

Since inception returns are from 9/26/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios*	4.61%	5.16%	4.16%	4.17%
Net Expense Ratios	0.92%	1.67%	0.66%	0.67%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation will not be terminated prior to July 31, 2020 without the approval of the Board of Trustees of the Fund. In addition to the foregoing waiver, the Fund’s investment adviser also has contractually agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees of the Fund.

*	The gross expense ratios include acquired fund fees and expenses of 0.36%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

Yields    as of January 31, 2019

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Multi-Asset Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.99%	2.39%	3.41%	3.41%
SEC 30-Day Yield – Subsidized	3.17%	2.65%	3.61%	3.62%
SEC 30-Day Yield – Unsubsidized	0.86%	0.37%	1.23%	1.26%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of January 31, 2019

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Multi-Asset Income Fund

Fund Allocation

(% of net assets)

Affiliated Investment Companies	68.6%

Common Stocks	23.7%

Non-Affiliated Exchange-Traded Funds	6.9%

Other Assets Less Liabilities	0.8%

Net Assets	100%

Top Five Holdings

(% of net assets)

TIAA-CREF Emerging Markets Debt Fund (Class I)	15.0%

Nuveen High Yield Municipal Bond Fund (Class R6)	12.5%

Nuveen Core Plus Bond Fund (Class R6)	10.6%

TIAA-CREF High Yield Fund (Class I)	6.0%

TIAA-CREF Real Estate Securities Fund (Class I)	5.8%

Portfolio Composition

(% of net assets)

Banks	2.6%

Oil, Gas & Consumable Fuels	2.0%

Pharmaceuticals	1.1%

Electric Utilities	1.1%

Capital Markets	1.1%

Health Care Providers & Services	1.0%

Chemicals	0.9%

Equity Real Estate Investment Trusts	0.9%

Other	13.0%

Affiliated Investment Companies	68.6%

Non-Affiliated Exchange-Traded Funds	6.9%

Other Assets Less Liabilities	0.8%

Net Assets	100%

Non-Affiliated Exchange-Traded Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns

Alerian MLP ETF	2.6%	(7.43)%

iShares Long-Term Corporate Bond ETF	4.3%	(1.50)%

Affiliated Investment Companies

Nuveen Core Bond Fund (Class R6)	5.3%	1.73%

Nuveen Core Plus Bond Fund (Class R6)	10.6%	1.20%

Nuveen High Yield Municipal Bond Fund (Class R6)	12.5%	3.92%

Nuveen Preferred Securities Fund (Class R6)	4.0%	(1.45)%

Nuveen Symphony Floating Rate Income Fund (Class R6)	3.9%	1.80%

TIAA-CREF Emerging Markets Debt Fund (Class I)	15.0%	(2.37)%

TIAA-CREF Emerging Markets Equity Index Fund (Class I)	2.3%	(13.40)%

TIAA-CREF High Yield Fund (Class I)	6.0%	2.12%

TIAA-CREF Large-Cap Growth Index Fund (Class I)	3.2%	0.54%

TIAA-CREF Real Estate Securities Fund (Class I)	5.8%	11.17%

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2019.

The beginning of the period is August 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Multi-Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$987.90	$984.60	$989.10	$989.10
Expenses Incurred During the Period	$2.71	$6.35	$1.35	$1.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.48	$1,018.80	$1,023.84	$1,023.79
Expenses Incurred During the Period	$2.75	$6.46	$1.38	$1.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.54%, 1.27%, 0.27% and 0.28% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Nuveen Multi-Asset Income Fund

Portfolio of Investments    January 31, 2019

(Unaudited)

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 99.2%

	AFFILIATED INVESTMENT COMPANIES – 68.6%

57,948	Nuveen Core Bond Fund (Class R6)	$551,671

104,130	Nuveen Core Plus Bond Fund (Class R6)	1,113,147

77,716	Nuveen High Yield Municipal Bond Fund (Class R6)	1,318,856

25,576	Nuveen Preferred Securities Fund (Class R6)	419,204

21,646	Nuveen Symphony Floating Rate Income Fund (Class R6)	414,955

165,827	TIAA-CREF Emerging Markets Debt Fund (Class I)	1,580,336

21,560	TIAA-CREF Emerging Markets Equity Index Fund (Class I)	240,186

66,711	TIAA-CREF High Yield Fund (Class I)	629,758

11,160	TIAA-CREF Large-Cap Growth Index Fund (Class I)	332,463

38,267	TIAA-CREF Real Estate Securities Fund (Class I)	613,809
	Total Affiliated Investment Companies (cost $7,298,442)	7,214,385

Shares	Description (1)	Value

	COMMON STOCKS – 23.7%

	Aerospace & Defense – 0.5%

88	General Dynamics Corporation	$15,063

64	Lockheed Martin Corporation	18,540

171	Safran SA, (3)	22,467
	Total Aerospace & Defense	56,070

	Air Freight & Logistics – 0.1%

242	Deutsche Post AG, (3)	7,148

	Airlines – 0.1%

159	Delta Air Lines Inc.	7,859

	Automobiles – 0.2%

326	Daimler AG, (3)	19,312

	Banks – 1.3%

1,946	AIB Group PLC, (3)	8,712

171	Bank of Ireland Group PLC	1,026

81	Bank of NT Butterfield & Son Ltd/The	2,839

4,000	BOC Hong Kong Holdings Ltd, (3)	15,456

104	CIT Group Inc.	4,804

291	East West Bancorp Inc.	14,643

699	ING Groep NV, (3)	8,294

711	KeyCorp	11,710

17,612	Lloyds Banking Group PLC, (3)	13,427

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments    January 31, 2019

(Unaudited)

Shares	Description (1)	Value

	Banks (continued)

136	PNC Financial Services Group Inc./The	$16,683

639	Swedbank AB, (3)	14,516

347	Toronto-Dominion Bank/The	19,543

3,046	Unicaja Banco SA, (3), (4)	3,573
	Total Banks	135,226

	Beverages – 0.3%

113	Heineken NV, (3)	10,150

185	PepsiCo Inc.	20,844
	Total Beverages	30,994

	Biotechnology – 0.3%

326	Gilead Sciences Inc.	22,823

619	Grifols SA, (3)	11,586
	Total Biotechnology	34,409

	Capital Markets – 1.1%

92	AURELIUS Equity Opportunities SE & Co KGaA, (3)	3,947

38	BlackRock Inc.	15,773

105	CME Group Inc.	19,139

695	Daiwa Securities Group Inc., (3)	3,466

31	Deutsche Boerse AG, (3)	4,128

275	E*TRADE Financial Corp	12,832

166	Macquarie Group Ltd, (3)	14,118

435	Morgan Stanley	18,401

252	Raymond James Financial Inc.	20,286

240	UBS Group AG, (3)	3,111
	Total Capital Markets	115,201

	Chemicals – 0.9%

115	Celanese Corp	11,012

225	CF Industries Holdings Inc.	9,821

145	DowDuPont Inc.	7,802

158	Koninklijke DSM NV, (3)	14,775

117	Linde PLC	18,976

189	Linde PLC	30,809
	Total Chemicals	93,195

	Commercial Services & Supplies – 0.0%

79	ISS A/S, (3)	2,239

	Communications Equipment – 0.5%

1,037	Cisco Systems Inc.	49,040

	Containers & Packaging – 0.4%

1,561	Amcor Ltd/Australia, (3)	15,499

Shares	Description (1)	Value

	Containers & Packaging (continued)

237	Packaging Corp of America	$22,354
	Total Containers & Packaging	37,853

	Diversified Financial Services – 1.4%

946	Bank of America Corp	26,933

438	Challenger Ltd/Australia, (3)	2,312

522	Citigroup Inc.	33,648

710	JPMorgan Chase & Co	73,485

900	ORIX Corporation, (3)	13,575
	Total Diversified Financial Services	149,953

	Diversified Telecommunication Services – 0.9%

1,735	AT&T Inc.	52,154

12,000	HKT Trust & HKT Ltd, (3)	17,697

93	Nippon Telegraph & Telephone Corporation, (3)	3,998

274	Occidental Petroleum Corp	18,298

345	Telefonica Brasil SA, (3)	4,607
	Total Diversified Telecommunication Services	96,754

	Electric Utilities – 1.1%

285	Evergy Inc.	16,336

586	FirstEnergy Corp	22,971

260	NextEra Energy Inc.	46,535

800	Red Electrica Corp SA, (3), (4)	18,436

765	SSE PLC, (3)	11,760
	Total Electric Utilities	116,038

	Electrical Equipment – 0.1%

50	Eaton Corp PLC	3,813

68	Hubbell Inc.	7,434
	Total Electrical Equipment	11,247

	Electronic Equipment, Instruments & Comp – 0.1%

400	Alps Alpine Company Ltd, (3)	8,432

	Energy Equipment & Services – 0.7%

507	Chevron Corporation	58,128

437	Schlumberger Ltd	19,320
	Total Energy Equipment & Services	77,448

	Entertainment – 0.2%

71	Nintendo Co Ltd, ADR, (3)	2,644

157	Walt Disney Company	17,509
	Total Entertainment	20,153

	Equity Real Estate Investment Trusts – 0.9%

147	Crown Castle International Corporation	17,208

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments    January 31, 2019

(Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

381	CyrusOne Inc.	$20,650

159	Digital Realty Trust Inc.	17,226

625	Park Hotels & Resorts Inc.	18,794

262	Realty Income Corp	17,997
	Total Equity Real Estate Investment Trusts	91,875

	Food Products – 0.5%

170	Danone SA, (3)	12,371

732	Mondelez International Inc.	33,862

688	Orkla ASA, (3)	5,561
	Total Food Products	51,794

	Gas Utilities – 0.0%

636	Italgas SpA, (3)	3,851

	Health Care Equipment & Supplies – 0.3%

73	Becton Dickinson and Co	18,210

201	Medtronic PLC	17,766
	Total Health Care Equipment & Supplies	35,976

	Health Care Providers & Services – 1.0%

99	Cigna Corp	19,781

579	CVS Health Corp	37,953

163	UnitedHealth Group Inc.	44,043
	Total Health Care Providers & Services	101,777

	Hotels Restaurants & Leisure – 0.8%

277	Carnival Corporation	15,950

215	Carnival PLC, (3)	12,164

762	Compass Group PLC, (3)	16,306

150	Hilton Worldwide Holdings Inc.	11,172

101	Royal Caribbean Cruises Ltd	12,125

176	Six Flags Entertainment Corp	10,840
	Total Hotels Restaurants & Leisure	78,557

	Household Durables – 0.3%

680	Newell Brands Inc.	14,423

325	Sekisui House Ltd, (3)	4,857

81	Whirlpool Corp	10,774
	Total Household Durables	30,054

	Household Products – 0.2%

239	Colgate-Palmolive Co	15,458

109	Reckitt Benckiser Group PLC, (3)	8,387
	Total Household Products	23,845

Shares	Description (1)	Value

	Industrial Conglomerates – 0.3%

143	Honeywell International Inc.	$20,539

52	Siemens AG, (3)	5,709
	Total Industrial Conglomerates	26,248

	Insurance – 0.8%

121	Ageas, (3)	5,626

22	Allianz SE, (3)	4,668

115	Chubb Ltd	15,301

82	CNA Financial Corp	3,761

258	Marsh & McLennan Cos Inc.	22,753

514	Old Republic International Corp	10,357

148	Prudential Financial Inc.	13,637

37	Renaissance Re Holdings Ltd	5,107
	Total Insurance	81,210

	IT Services – 0.6%

152	Accenture PLC	23,340

217	DXC Technology Co	13,914

245	Fidelity National Information Services Inc.	25,610
	Total IT Services	62,864

	Machinery – 0.3%

65	Caterpillar Inc.	8,655

189	Ingersoll-Rand PLC	18,908
	Total Machinery	27,563

	Media – 0.5%

1,362	Comcast Corp	49,808

594	WPP PLC, (3)	6,797
	Total Media	56,605

	Mortgage Real Estate Investment Trusts – 0.1%

684	Starwood Property Trust Inc.	15,103

	Multi-Utilities – 0.7%

187	Ameren Corp	12,967

323	CMS Energy Corp	16,841

340	Public Service Enterprise Group Inc.	18,547

342	Veolia Environment SA, (3)	7,225

277	WEC Energy Group Inc.	20,229
	Total Multi-Utilities	75,809

	Oil, Gas & Consumable Fuels – 1.2%

272	Anadarko Petroleum Corp	12,874

424	Enbridge Inc.	15,492

314	Enterprise Products Partners LP	8,688

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments    January 31, 2019

(Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

182	Equitrans Midstream Corporation, (4)	$3,789

198	HollyFrontier Corp	11,155

219	Marathon Petroleum Corp	14,511

249	Phillips 66	23,757

165	Suncor Energy Inc.	5,333

400	Total SA, (3)	21,928

473	Williams Cos Inc./The	12,738
	Total Oil, Gas & Consumable Fuels	130,265

	Personal Products – 0.3%

43	L’Oreal SA, (3)	10,364

254	Unilever NV	13,592

213	Unilever PLC, (3)	11,190
	Total Personal Products	35,146

	Pharmaceuticals – 1.1%

234	Allergan PLC	33,691

94	AstraZeneca PLC, Sponsored ADR	3,439

56	Bayer AG, (3)	4,245

374	GlaxoSmithKline PLC, (3)	7,265

118	Johnson & Johnson	15,703

802	Pfizer Inc.	34,045

14	Roche Holding AG, (3)	3,725

186	Sanofi, (3)	16,167
	Total Pharmaceuticals	118,280

	Professional Services – 0.1%

544	Experian PLC, (3)	13,659

	Real Estate Management & Development – 0.2%

6,500	CapitaLand Ltd, (3)	16,115

585	Great Eagle Holdings Ltd, (3)	2,711
	Total Real Estate Management & Development	18,826

	Road & Rail – 0.4%

282	CSX Corp	18,527

148	Union Pacific Corp	23,542
	Total Road & Rail	42,069

	Semiconductors & Semiconductor Equipment – 0.7%

70	Broadcom Inc.	18,777

263	Cypress Semiconductor Corp	3,648

156	Infineon Technologies AG, (3)	3,470

54	Lam Research Corp	9,157

281	Texas Instruments Inc.	28,291

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

102	Xilinx Inc.	$11,418
	Total Semiconductors & Semiconductor Equipment	74,761

	Software – 0.8%

533	Microsoft Corp	55,661

172	Oracle Corp	8,640

144	SAP SE, (3)	14,890
	Total Software	79,191

	Specialty Retail – 0.3%

1,151	Kingfisher PLC, (3)	3,362

276	Lowe’s Cos Inc.	26,540
	Total Specialty Retail	29,902

	Technology Hardware, Storage & Peripherals – 0.3%

194	Apple Inc.	32,289

112	Samsung Electronics Co Ltd, (3)	3,795
	Total Technology Hardware, Storage & Peripherals	36,084

	Tobacco – 0.4%

260	Altria Group Inc.	12,831

125	Imperial Brands PLC, (3)	4,149

286	Philip Morris International Inc.	21,942
	Total Tobacco	38,922

	Trading Companies & Distributors – 0.2%

1,100	ITOCHU Corporation, (3)	20,179

	Wireless Telecommunication Services – 0.2%

500	KDDI Corporation, (3)	12,492

5,287	Vodafone Group PLC, (3)	9,642
	Total Wireless Telecommunication Services	22,134
	Total Common Stocks (cost $2,314,191)	2,491,120

Shares	Description (1), (2)	Value

	NON-AFFILIATED EXCHANGE-TRADED FUNDS – 6.9%

28,285	Alerian MLP ETF	$278,324

7,660	iShares Long-Term Corporate Bond ETF	447,191
	Total Non-Affiliated Exchange-Traded Funds (cost $739,710)	725,515
	Total Long Term Investments (cost $10,352,343)	10,431,020
	Other Assets Less Liabilities – 0.8%	84,704
	Net Assets – 100%	$10,515,724

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments    January 31, 2019

(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

Statement of Assets and Liabilities

January 31, 2019

(Unaudited)

Assets

Affiliated long-term investments, at value (cost $7,298,442)	$7,214,385

Non-Affiliated long-term investments, at value (cost $3,053,901)	3,216,635

Cash	155,697

Cash denominated in foreign currencies (cost $149)	149

Receivable for:

Dividends	22,488

Due from broker	24,184

Investments sold	4,758

Reclaims	1,058

Other assets	32,549

Total assets	10,671,903

Liabilities

Payable for:

Dividends	28,476

Investments purchased	4,536

Shares redeemed	318

Accrued expenses:

Custodian fees	48,915

Professional fees	37,700

Shareholder reporting expenses	35,434

Trustees fees	17

12b-1 distribution and service fees	84

Other	699

Total liabilities	156,179

Net assets	10,515,724

Class A Shares

Net assets	$260,176

Shares outstanding	12,961

Net asset value (“NAV”) per share	$20.07

Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.29

Class C Shares

Net assets	$35,912

Shares outstanding	1,790

NAV and offering price per share	$20.06

Class R6 Shares

Net assets	$25,108

Shares outstanding	1,250

NAV and offering price per share	$20.09

Class I Shares

Net assets	$10,194,528

Shares outstanding	507,551

NAV and offering price per share	$20.09

Fund level net assets consist of:

Capital paid-in	$10,495,785

Total distributable earnings	19,939

Fund level net assets	$10,515,724

Authorized shares – per class	Unlimited

Par value per share	$0.01

See accompanying notes to financial statements.

Statement of Operations

Six Month Ended January 31, 2019

(Unaudited)

Investment Income

Dividends from affiliated investments	$174,529

Dividends from non-affiliated investments	28,468

Foreign tax withheld from non-affiliated investments	(1,119)

Total investment income	201,878

Expenses

Management fees	29,974

12b-1 service fees – Class A Shares	382

12b-1 distribution and service fees – Class C Shares	167

Shareholder servicing agent fees	538

Custodian fees	78,616

Trustees fees	98

Professional fees	28,822

Shareholder reporting expenses	18,957

Federal and state registration fees	37,645

Other	2,401

Total expenses before fee waiver/expense reimbursement	197,600

Fee waiver/expense reimbursement	(182,268)

Net expenses	15,332

Net investment income (loss)	186,546

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Affiliated investments	(6,087)

Non-affiliated investments and foreign currency	13,537

Capital gain distributions from affiliated investments	15,824

Total net realized gain (loss)	23,274

Net change in unrealized appreciation (depreciation) of:

Affiliated investments	(71,045)

Non-affiliated investments and foreign currency	(265,124)

Total change in net unrealized appreciation (depreciation)	(336,169)

Net realized and unrealized gain (loss)	(312,895)

Net increase (decrease) in net assets from operations	$(126,349)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 1/31/2019	Year Ended 7/31/18(1)

Operations

Net investment income (loss)	$186,546	$362,424

Total net realized gain (loss)	23,274	167,396

Total change in net unrealized appreciation (depreciation)	(336,169)	(4,456)

Net increase (decrease) in net assets from operations	(126,349)	525,364

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(8,845)	(6,475)

Class C Shares	(916)	(734)

Class R6 Shares	(796)	(990)

Class I Shares	(321,280)	(401,750)

Decrease in net assets from distributions to shareholders	(331,837)	(409,949)

Fund Share Transactions

Proceeds from sale of shares	383,021	789,140

Proceeds from shares issued to shareholders due to reinvestment of distributions	14,018	14,192

	397,039	803,332

Cost of shares redeemed	(435,820)	(287,630)

Net increase (decrease) in net assets from Fund share transactions	(38,781)	515,702

Net increase (decrease) in net assets	(496,967)	631,117

Net assets at the beginning of period	11,012,691	10,381,574

Net assets at the end of period	10,515,724	$11,012,691

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts to the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Fund’s distributions to Shareholders were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Multi-Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (9/26)

2019(g)	$20.94	$0.33	$(0.59)	$(0.26)	$(0.32)	$(0.29)	$(0.61)	$20.07

2018	20.71	0.57	0.40	0.97	(0.74)	—	(0.74)	20.94

2017(f)	20.00	0.64	0.74	1.38	(0.64)	(0.03)	(0.67)	20.71

Class C (9/26)

2019(g)	20.92	0.26	(0.59)	(0.33)	(0.24)	(0.29)	(0.53)	20.06

2018	20.70	0.48	0.33	0.81	(0.59)	—	(0.59)	20.92

2017(f)	20.00	0.52	0.74	1.26	(0.53)	(0.03)	(0.56)	20.70

Class R6 (9/26)

2019(g)	20.95	0.36	(0.59)	(0.23)	(0.34)	(0.29)	(0.63)	20.09

2018	20.72	0.69	0.33	1.02	(0.79)	—	(0.79)	20.95

2017(f)	20.00	0.69	0.74	1.43	(0.68)	(0.03)	(0.71)	20.72

Class I (9/26)

2019(g)	20.95	0.36	(0.59)	(0.23)	(0.34)	(0.29)	(0.63)	20.09

2018	20.72	0.69	0.33	1.02	(0.79)	—	(0.79)	20.95

2017(f)	20.00	0.69	0.74	1.43	(0.68)	(0.03)	(0.71)	20.72

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.21)%	$260	3.93	%*	(0.16	)%*	0.54	%*	3.22	%*	29%

4.78	325	4.25		(0.91)		0.56		2.79		54

7.06	46	3.60	*	0.70	*	0.52	*	3.78	*	46

(1.54)	35	4.68	*	(0.86	)*	1.27	*	2.55	*	29

3.94	26	4.80		(1.12)		1.31		2.36		54

6.42	26	4.20	*	0.13	*	1.26	*	3.07	*	46

(1.09)	25	3.68	*	0.09	*	0.27	*	3.50	*	29

5.02	26	3.80		(0.13)		0.30		3.37		54

7.30	26	3.20	*	1.13	*	0.27	*	4.06	*	46

(1.09)	10,195	3.68	*	0.09	*	0.28	*	3.49	*	29

5.02	10,635	3.81		(0.14)		0.31		3.36		54

7.30	10,284	3.20	*	1.13	*	0.27	*	4.07	*	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Each ratio includes the effect of reimbursement of that portion of acquired fund fees and expenses attributable to the management fees of the affiliated underlying funds (as disclosed in Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees) as follows:

Year Ended July 31,	Ratios of Reimbursement of Management Fees of Affiliated Underlying Funds and Expenses to Average Net Assets
	Class A		Class C		Class R6		Class I
2019(g)	0.27	%*	0.29	%*	0.28	%*	0.28	%*
2018	0.25		0.25		0.25		0.25
2017(f)	0.30	*	0.30	*	0.30	*	0.30	*

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the period September 26, 2016 (commencement of operations) through July 31, 2017.
(g)	For the six months ended January 31, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Trust V (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Asset Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is January 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2019 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser entered into a sub-advisory agreement with Nuveen Investment Advisers, LLC, (“NIA”) a subsidiary of the Adviser, under which NIA managed the investment portfolio of the Fund through September 3, 2018. Effective September 4, 2018, the Fund transferred the Fund’s sub-advisory agreement from NIA to Nuveen Asset Management, LLC (the “Sub-Adviser”). The Fund also has a number of additional sub-advisers (the “Managers”), each of which will directly invest, and be responsible for the day-to-day management of, that portion of the Fund’s assets that is allocated to them. The Sub-Adviser is responsible for allocating the Fund’s assets among underlying funds and the Managers.

Investment Objectives

Multi-Asset Income’s investment objective is to seek current income. The secondary investment objective of the Fund is to seek capital appreciation.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income and realized gain distributions from Underlying Funds are recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, if any, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Affiliated Investment Companies	$7,214,385	$—		$—	$7,214,385
Common Stocks	1,938,865	552,255	**	—	2,491,120
Non-Affiliated Exchange-Traded Funds	725,515	—		—	725,515
Total	$9,878,765	$552,255		$—	$10,431,020
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from non-affiliated investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of non-affiliated investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Month Ended 1/31/2019		Year Ended 7/31/18
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,609	$33,078	13,100	$273,400
Class C	527	11,000	—	—
Class R6	—	—	—	—
Class I	16,554	338,943	24,738	515,740
Shares issued to shareholders due to reinvestment of distributions:
Class A	408	8,080	264	5,504
Class C	13	249	—	—
Class R6	—	—	—	—
Class I	286	5,689	417	8,688
	19,397	397,039	38,519	803,332
Shares redeemed:
Class A	(4,583)	(91,348)	(40)	(838)
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	(17,020)	(344,472)	(13,714)	(286,792)
	(21,603)	(435,820)	(13,754)	(287,630)
Net increase (decrease)	(2,206)	$(38,781)	24,765	$515,702

5. Investment Transactions

Long-term purchases and sales during the current reporting period were as follows:

Purchases:
Affiliated investments	$1,991,176
Non-affiliated investments	1,049,369
Sales:
Affiliated investments	2,161,003
Non-affiliated investments	1,167,220

6. Income Tax Information

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2019.

Tax cost of investments	$10,365,366
Gross unrealized:
Appreciation	$335,242
Depreciation	(269,588)
Net unrealized appreciation (depreciation) of investments	$65,654

Permanent differences, primarily due to foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2018, the Fund’s last tax year end, as follows:

Capital paid-in	$(5)
Undistributed (Over-distribution of) net investment income	(3,758)
Accumulated net realized gain (loss)	3,763

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of July 31, 2018, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income[1]	$—
Undistributed net ordinary income[1,2]	40,095
Undistributed net long-term capital gains	70,887
[1]

Undistributed net tax-exempt income and ordinary income (on a tax basis) has not been reduced for the dividends declared during the period July 1, 2018 through July 31, 2018, and paid on August 1, 2018.

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2018 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$54,959
Distributions from net ordinary income[2]	353,313
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For the next $2.5 billion	0.3000
For the next $2.5 billion	0.2875
For net assets over $10 billion	0.2750

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2019, the complex-level fee for the Fund was 0.1595%.

The Adviser has agreed to waive fees and/or reimburse expenses so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. These fee waivers and expense limitations are in effect through July 31, 2020, and may be terminated or modified prior to that time only with the approval of the Board. In addition to the foregoing waiver, the Fund’s Adviser also has agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board.

Other Transactions with Affiliates

Affiliated Investment Companies

Information regarding the Fund’s investments in affiliated investment companies as of the end of the reporting period were as follows:

Description	Shares as of 1/31/19	Value as of 7/31/18	Purchases	Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 1/31/19	Dividend Income	Capital Gains Distributions from Underlying Fund
Nuveen Core Bond Fund (Class R6)	57,948	$—	$538,922	$—	$—	$12,749	$551,671	$3,570	$—
Nuveen Core Plus Bond Fund (Class R6)	104,130	1,649,540	112,141	642,922	(34,568)	28,956	1,113,147	22,073	—
Nuveen High Yield Municipal Bond Fund (Class R6)	77,716	1,427,899	—	85,000	(2,703)	(21,340)	1,318,856	35,867	—
Nuveen Preferred Securities Fund (Class R6)	25,576	431,737	—	—	—	(12,533)	419,204	12,123	—
Nuveen Symphony Floating Rate Income Fund (Class R6)	21,646	867,255	—	441,933	224	(10,591)	414,955	12,927	—
TIAA-CREF Emerging Markets Debt Fund (Class I)	165,827	1,065,312	513,859	—	—	1,165	1,580,336	31,330	—
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	21,560	257,510	235,658	241,631	28,310	(39,661)	240,186	14,271	8,391
TIAA-CREF High Yield Fund (Class I)	66,711	1,170,379	—	513,859	(25,198)	(1,564)	629,758	30,124	—
TIAA-CREF International Equity Index Fund (Class I)	—	236,594	—	235,658	27,848	(28,784)	—	—	—
TIAA-CREF Large-Cap Growth Index Fund (Class I)	11,160	355,118	—	—	—	(22,655)	332,463	12,244	7,433
TIAA-CREF Real Estate Securities Fund (Class I)	38,267	—	590,596	—	—	23,213	613,809	—	—
Total		$7,461,344	$1,991,176	$2,161,003	$(6,087)	$(71,045)	$7,214,385	$174,529	$15,824

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”) a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$1,442
Paid to financial intermediaries	1,250

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$110

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$166

As of the end of the reporting period, TIAA owned shares of the Fund as follows:

Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,250
Class I Shares	496,291

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

Notes to Financial Statements (Unaudited) (continued)

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of July 31, 2018, the Fund’s Statement of Changes in Net Assets reflected the following balances.

Distributions to Shareholders
From net investment income:
Class A Shares	$(6,340)
Class C Shares	(714)
Class R6 Shares	(970)
Class I Shares	(393,803)
From accumulated net realized gains from investment transactions:
Class A Shares	(135)
Class C Shares	(20)
Class R6 Shares	(20)
Class I Shares	(7,947)
Decrease in net assets from distributions to shareholders	(409,949)
UNII at the end of period	$(37,487)

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Quarterly Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays U.S. Universal Index: represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Effective Duration: Effective Duration is for a bond with an embedded option when the value is calculated to include the expected change in cash flow caused by the option as interest rates change. This measures the responsiveness of a bond’s price to interest rate changes and illustrates the fact that the embedded option will also affect the bond’s price.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Multi-Asset Income Fund Blended Benchmark: A blended return composed of 60% Bloomberg Barclays U.S. Universal Index/40% MSCI All-Country World Index in which the Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index, while the MSCI All-Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-MUAI-0119P 781094-INV-B-03/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: April 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: April 9, 2019

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: April 9, 2019